SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                               _ _ _ _ _ _ _ _ _ _ _ _ _

                                       FORM 8-K

                                    CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


     Date of Report  (Date of earliest event reported):  October 14, 1998

                                      TRION, INC.
                (Exact name of registrant as specified in its charter)

	    Pennsylvania                   0-3108               25-0922753
        (State or other             (Commission File       (I.R.S. Employer
        jurisdiction of                  Number)          Identification No.)
         incorporation)


              101 McNeill Road, Sanford, North Carolina    27331-0760
               (Address of principal executive offices)    (Zip code)


Registrant's telephone number, including area code:
(919) 775-220


Item 5.  Other Events.
         -------------
As previously reported, on August 14, 1998, Trion, Inc., a Pennsylvania corporation ("Trion" or the "Company") entered into an Agreement and Plan of Merger ("Merger Agreement") with McLeod Russel Holdings PLC, a corporation incorporated under the laws of England and Wales ("McLeod Russel") and McLeod Russel of Pennsylvania, Inc., a Pennsylvania corporation and wholly owned subsidiary of McLeod Russel ("Sub").

On October 14, 1998, Trion, McLeod Russel and Sub mutually agreed to terminate the Merger Agreement and entered into a Mutual Release and Termination Agreement to that effect. The Press Release announcing the termination is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -----------------------------------------

(c) The following Exhibits are filed with or incorporated by reference as part of this Current Report on Form 8-K:

         Exhibit No.          Description
         -----------          -----------

            99.1              Press Release dated October 15, 1998




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 15, 1998            TRION, INC.


                                    By:
                                       -----------------------------
                                       Calvin J. Monsma
                                       Vice President and
                                       Chief Financial Officer and
                                       Corporate Secretary


EXHIBIT INDEX
-------------


Exhibit No.       Description
-----------       -----------

99.1              Press Release dated October 15, 1998